                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500


                PROSPECTUS SUPPLEMENT NO. 2 DATED AUGUST 31, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

         This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                                COMMON STOCK OWNED        COMMON STOCK
NAME                                                                           PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                                           ---------------------     --------------
HOTRAIL ACQUISITION:
Alpine Venture Fund, LP. ...............................................              205,856                205,856
American Pacific Ventures, Inc. ........................................                7,854                  7,854
Bean, Brian ............................................................                4,678                  4,678
Beans Plus LLC - Finance ...............................................                3,087*                 3,087
Beans Plus LLC - SM ....................................................                2,329*                 2,329
Bliessener, Merrylee ...................................................                1,543                  1,543
Bumgarner, Donna S. ....................................................                1,790                  1,790
Campbell, Bruce ........................................................                  618                    618
Campbell, Casey ........................................................                  206                    206
Campbell, Christopher ..................................................                  206                    206
Campbell, Gordon .......................................................              122,778                122,778
Campbell, Kyle .........................................................                  206                    206
Carlsen, Dan ...........................................................                1,029                  1,029
Charter Ventures II, L.P. ..............................................               34,377                 34,377
Chase Venture Capital Associates, L.P. .................................            1,209,663              1,209,663
Chavencap, Ltd. ........................................................               18,852                 18,852
Chiruvolu, Ravi ........................................................                1,160                  1,160
Comerica Bank ..........................................................                5,892                  5,892
Costa, Fran ............................................................                1,543                  1,543
Delmon, Edmond S. ......................................................                4,323                  4,323
Dolan, A. Barr .........................................................               18,852                 18,852
Dominion Financial LLC .................................................               61,749                 61,749
Dorris, Stephanie ......................................................               10,292                 10,292
Eberts, Donald .........................................................               74,440                 74,440
Egan, Richard ..........................................................               23,158                 23,158
Evans, Matthew .........................................................                  103                    103
F&W Investments 1996-II ................................................                6,175                  6,175

                                                                                COMMON STOCK OWNED        COMMON STOCK
NAME                                                                           PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                                           ---------------------     --------------
F&W Investments 2000 ...................................................                9,357                  9,357
First Formosa II Technology Investment Corp. ...........................              331,429                331,429
First Formosa Technology Investment Holding Company Limited ............              107,293                107,293
Fountain, Tracy ........................................................                1,000                  1,000
Fu, Kevin J. Irrevocable Trust .........................................                2,058                  2,058
Fu, Shuiti .............................................................                1,029                  1,029
Fu-Jing Trust created on November 23, 1999 .............................              564,161                564,161
Gandhi, Gunavati .......................................................                4,318                  4,318
Gorman, William S. .....................................................                5,146                  5,146
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L. Hart,
  Trustees .............................................................                1,160                  1,160
Greene, Natalie F. .....................................................                   20                     20
Gustafson, Corrie S. ...................................................                  292                    292
GVC Cayman Corporation .................................................               28,608                 28,608
Harrison, Donald C. ....................................................                1,160                  1,160
Hartman, Greg ..........................................................                1,029                  1,029
Hillman, James L. ......................................................                1,029                  1,029
Hix, Thomas C. .........................................................                1,029                  1,029
Hoang, Tuong ...........................................................                1,482                  1,482
Hoover, Mark ...........................................................                3,087                  3,087
Hsieh, H.L. ............................................................               28,608                 28,608
Innovatech Associates ..................................................               14,408**               14,408
Jiang, Guoqing "James" .................................................                2,599                  2,599
Jing, Wen ..............................................................                  411                    411
Jaedicke, Robert K. Family Trust .......................................                1,160                  1,160
Joerger, Tricia ........................................................                  906                    906
Kawamura, Eiji .........................................................                3,880                  3,880
Kaye, Eric .............................................................                4,678                  4,678
Keilhacker, Kurt .......................................................               17,703                 17,703
Klatt, Andrew K. .......................................................                1,161                  1,161
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust ....................                2,058                  2,058
Kufis, Andrew C. .......................................................                2,058                  2,058
Kufis, James C. ........................................................              127,248                127,248
Lee, Liang Chen ........................................................               21,467                 21,467
Ligeti, Conner .........................................................                  618                    618
Ligeti, Hunter .........................................................                  618                    618
Ligeti, Kiersten .......................................................                  618                    618
Ligeti, Robert .........................................................                  618                    618
Long, Junsheng .........................................................                1,860                  1,860
Love, Dixie L. .........................................................                  292                    292
Marazita, Frank ........................................................               18,054                 18,054
Marshall, James R. .....................................................                2,903                  2,903
Marshall, Joseph .......................................................                  823                    823
Marshall, Robert and Sarane Marshall as Trustees of the Robert Marshall
  and Sarane Marshall Trust U/A dated 7/21/94 ..........................               11,276                 11,276
McWalters, Agnes .......................................................                  100                    100

                                                                                COMMON STOCK OWNED        COMMON STOCK
NAME                                                                           PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                                           ---------------------     --------------
McWalters, Kevin .......................................................                  200                    200
McWalters, Robert ......................................................                  100                    100
Morihiro, Koji .........................................................                8,852                  8,852
Nason, Norman A. .......................................................                5,146                  5,146
Needham Capital Partners II (Bermuda), L.P. ............................               11,832                 11,832
Needham Capital Partners II, L.P. ......................................              108,314                108,314
Nissenbaum, Robert .....................................................                6,175                  6,175
Onopchenco, Laura ......................................................                3,190                  3,190
Ontario Teachers' Pension Plan Board ...................................              974,898                974,898
Pacific Coast Investors, Ltd. ..........................................              262,980                262,980
Pasternoster, Paul .....................................................                3,911                  3,911
Phoenix Leasing Incorporated ...........................................                7,071                  7,071
Poirer, Lynn ...........................................................                  111                    111
Positioning Strategies .................................................                3,430                  3,430
Race, Stephen M. .......................................................                   41                     41
Ready, Matt ............................................................                1,029                  1,029
Rees/Source Ventures #13, LLC ..........................................               27,814                 27,814
Ridley, Judy L. ........................................................                2,058                  2,058
Schwarzer, Fred M. .....................................................                1,160                  1,160
Schweichler Associates .................................................                2,058*                 2,058
Selby Venture Partners, L.P. ...........................................               25,160                 25,160
Senner, Valerie ........................................................                2,210                  2,210
Shetler, Joy ...........................................................                  205                    205
Shriner, Donald R. .....................................................                5,146                  5,146
Small Business Administration ..........................................              140,637                140,637
Smith, Walstein Bennett III ............................................                2,058                  2,058
Techfund Capital II, L.P. ..............................................              187,249                187,249
Techfund Capital Management II, LLC ....................................                8,401                  8,401
Techfund Capital Management, LLC .......................................               16,983                 16,983
Techfund Capital, L.P. .................................................              185,271                185,271
Tomita, Lane ...........................................................                2,187                  2,187
Trapani, Lisa C. .......................................................                  823                    823
Veerappan, Armachalam ..................................................                3,742                  3,742
Venture Lending & Leasing II, Inc. .....................................               18,278                 18,278
Venture Lending & Leasing, Inc. ........................................                7,833                  7,833
Wah, Wong Ying .........................................................               68,962                 68,962
Wang, Manzhen ..........................................................                1,029                  1,029
Wasserstein Adelson Ventures, L.P. .....................................              271,356                271,356
Wellington Trust, Robert Cohn, Trustee .................................                1,160                  1,160
Whims, James ...........................................................               14,303                 14,303
Whims, Robert ..........................................................                1,000                  1,000
Whims, Timothy .........................................................                1,000                  1,000
Wierenga, Ellie ........................................................                  233                    233
Woodside Fund III SBIC, L.P. ...........................................              502,725                502,725
Woodside Fund IV L.P. ..................................................              421,050                421,050
WPEP Ventures, LLC .....................................................                9,357                  9,357
Wu, Kuo-Yong ...........................................................                7,163                  7,163
Wu, Yung-Fnng ..........................................................               28,608                 28,608

                                                                                COMMON STOCK OWNED        COMMON STOCK
NAME                                                                           PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                                           ---------------------     --------------
Yeah, Solomon ..........................................................                7,163                  7,163
Zuckerman, Matthew .....................................................                4,652                  4,652
                                                                                    ---------              ---------
     Total .............................................................            6,529,885              6,529,885
                                                                                    =========              =========

 *  Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.